Exhibit 99.1



                                 LEHMAN BROTHERS

                               DERIVED INFORMATION


                     $92,121,000 Certificates (Approximate)
                      ACCREDITED MORTGAGE LOAN ASSET BACKED
                          CERTIFICATES, SERIES 1996-1

            Accredited Home Lenders, Inc. (Sponsor & Master Servicer) ADVANTA Mortgage Corp (Sub-Servicer and Backup Servicer)






























THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).




TO MATURITY:
- ------------  ------------- -------- ------------- ------------- ------------ -------------- ----------- ------------ -------------
                                                     APPROX.      ESTIMATED     ESTIMATED    EXPECTED     STATED         EXPECTED
                APPROX.      GROUP                   EXPECTED      WAL/MOD.     PRINCIPAL     FINAL        FINAL         RATINGS
SECURITIES       SIZE (2)      NO.     BENCHMARK       PRICE       DUR (YRS)   PMT. WINDOW   MATURITY    MATURITY     (MOODY'S/S&P)
- ------------  ------------- -------- ------------- ------------- ------------ -------------- ----------- ------------ -------------
CLASS A-1 (1)  $14,073,000      I     3.5 yr UST     99.97711%  3.47 / 2.72     200 months     200 mos     10/2027       Aaa/AAA
CLASS A-2 (1)  $78,04I,000     II     1 mo LIBOR          100%  3.48 / 2.90     215 months     215 mos     10/2027       Aaa/AAA
- ------------  ------------- -------- ------------- ------------- ------------ -------------- ----------- ------------ -------------




TO 10% CALL:
- ------------  ------------- -------- ------------- ------------- ------------ -------------- ----------- ------------ ------------
                                                       APPROX.     ESTIMATED     ESTIMATED     EXPECTED     STATED       EXPECTED
                APPROX.      GROUP                   EXPECTED      WAL/MOD.     PRINCIPAL      FINAL        FINAL       RATINGS
SECURITIES      SIZE (2)      NO.     BENCHMARK       PRICE       DUR (YRS)     PMT. WINDOW   MATURITY    MATURITY   (MOODY'S/S&P)
- ------------  ------------- -------- ------------- ------------- ------------ -------------- ----------- ------------ ------------
CLASS A-1 (1)  $14,073,000      I      3.5 yr UST      99.97711%  3.23 / 2.61        99 mos      99 mos    10/2027       Aaa/AAA
CLASS A-2 (1)  $78,048,000     II      1 mo LIBOR           100%  3.23 / 2.76        99 mos      99 mos    10/2027       Aaa/AAA
- ------------  ------------- -------- ------------- ------------- ------------ -------------- ----------- ------------ ------------





(1) The Prepayment Assumption assumes a conditional prepayment rate of 4.0% per annum of the then-outstanding principal balance of the mortgage loans in the first month of the life of the mortgage loans and an additional 1.455% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter during the life of the mortgage loans, the 100% Prepayment Assumption assumes a conditional prepayment rate of 20.0% per annum each month. The data above use 125% of the Prepayment Assumption.








THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans are listed below as of the Cut-Off Date.




                                                                           GROUP I LOANS
                                                                           -------------

 TOTAL NUMBER OF LOANS                                                                          235
 TOTAL OUTSTANDING LOAN BALANCE                                                      $14,073,699.73
       BALLOON (% OF TOTAL)                                                                  23.32%
       LEVEL PAY (% OF TOTAL)                                                                76.68%
 AVERAGE LOAN PRINCIPAL BALANCE                                                             $59,888
 WEIGHTED AVERAGE COUPON                                                                     12.48%
 WEIGHTED AVERAGE ORIGINAL TERM (MONTHS)                                                        303
 RANGE OF ORIGINAL TERMS (MONTHS)                               Level                Balloon
                                                                -----                -------
                                                                180:     10.81%      180:     100%
                                                                360:     89.19%
 WEIGHTED AVERAGE REMAINING TERM (MONTHS)                                                       300
 WEIGHTED AVERAGE CLTV                                                                       66.95%
 WEIGHTED AVERAGE SECOND MORTGAGE RATIO                                                      38.10%
 (AS OF ORIGINATION FOR 2ND LIENS ONLY)
 LIEN POSITION (FIRST/SECOND)                                                       79.58% / 20.42%
 LOANS SUBJECT TO PREPAYMENT PENALTIES                                                       58.74%
 PROPERTY TYPE
         SINGLE FAMILY                                                                       93.39%
         CONDO/TOWNHOUSE                                                                      3.66%
         2-4 FAMILY                                                                           2.16%
         OTHER                                                                                0.79%

 OCCUPANCY STATUS
         OWNER OCCUPIED                                                                      89.17%
         NON-OWNER OCCUPIED                                                                  10.83%
 GEOGRAPHIC DISTRIBUTION                                                                CA   27.49%
 (Other states account individually for less than 5% of Group                           OR   10.63%
 I principal balance.)                                                                  WA   10.05%
                                                                                        FL    9.95%
                                                                                        UT    8.12%
                                                                                        CO    7.17%
 ORIGINATION YEAR (1995/1996)                                                        2.80% / 97.20%
 CREDIT CLASS                                                    A:    39.83%        C:      11.64%
                                                                 B:    15.17%   C- (D):      33.35%
 DAYS DELINQUENT                                                                  Current:   95.37%
                                                                            30 - 59 Days:     4.63%






THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Collateral statistics for the Group II Mortgage Loans are listed below as of the Cut-Off Date.






                                                     GROUP II LOANS             6 MONTH LI LOANS                2/28 LOANS
                                                     --------------             ----------------                ----------
 TOTAL NUMBER OF LOANS                                               737                         192                         536
 TOTAL OUTSTANDING LOAN BALANCE                           $78,048,303.22              $22,758,175.73              $53,907,039.18
       BALLOON (% OF TOTAL)                                        0.09%                       0.31%                          0%
       LEVEL PAY (% OF TOTAL)                                     99.91%                      99.69%                        100%
 AVERAGE LOAN PRINCIPAL BALANCE                              $105,900.00                 $118,532.17                 $100,572.83
 WEIGHTED AVERAGE COUPON                                          10.46%                       9.87%                       10.69
 WEIGHTED AVERAGE MARGIN                                           6.36%                       6.13%                       6.45%
 WEIGHTED AVERAGE ORIG. TERM (MONTHS)                                359                         359                         359
 RANGE OF ORIGINAL TERMS (MONTHS)                              Level Pay                   Level Pay                   Level Pay
                                                               ---------                   ---------                   ---------
                                                          180:     0.56%              180:     0.73%              180:     0.50%
                                                          240:     0.05%               360:   99.27%              240:     0.07%
                                                           360:   99.39%                                           360:   99.43%

                                                                Balloons                     Balloon                     Balloon
                                                           180:     100%               180:     100%                         N/A

 WEIGHTED AVERAGE REMAINING TERM (MONTHS)                     356 months                  356 months                  357 months
 WEIGHTED AVERAGE LIFECAP                                         16.96%                      16.41%                      17.19%
 WEIGHTED AVERAGE PERIODIC CAP                       1.00%:       78.14%         1.00%:       27.72%         1.00%:       98.86%
                                                     1.50%:       21.86%         1.50%:       72.28%         1.50%:        1.14%
 WEIGHTED AVERAGE FLOOR                                           10.35%                       9.56%                      10.67%
 WEIGHTED AVERAGE LTV                                             69.58%                      71.69%                      68.71%
 LIEN POSITION (FIRST/SECOND)                                  100% / 0%                   100% / 0%                   100% / 0%
 LOANS SUBJECT TO PREPAYMENT PENALTIES                            71.57%                      60.10%                      76.82%

 PROPERTY TYPE
         SINGLE FAMILY                                            91.70%                      90.23%                      92.29%
         TWO TO FOUR FAMILY                                        3.84%                       4.69%                       3.41%
         TOWNHOUSE/CONDO                                           3.42%                       4.89%                       2.89%
         OTHER                                                     1.03%                       0.18%                       1.42%

 OCCUPANCY STATUS
         OWNER OCCUPIED                                           92.67%                      91.09%                      93.16%
         INVESTMENT                                                7.33%                       8.91%                       6.84%



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).




                                             GROUP II LOANS              6 MONTH LI LOANS                2/28 LOANS
                                             --------------              ----------------                ----------


 GEOGRAPHIC DISTRIBUTION
 (Other states account                               CA   23.16%                  CA   24.71%                   CA   22.84%
 individually for less than 5% of                    WA   12.71%                  TX   11.34%                   WA   13.98%
 Group II principal balance.)                        TX   10.90%                  CO   10.90%                   OR   12.51%
                                                     OR   10.39%                  WA   10.46%                   TX   10.99%
                                                    CO     8.76%                 HI     7.01%                  UT     8.82%
                                                     UT    7.90%                  UT    6.20%                 FL      8.41%
                                                     FL    7.36%                  OR    6.01%                  CO     7.22%
 ORIGINATION YEARS                            1996:       98.26%            1996:      95.51%           1996:       99.71%
                                             1995:         1.74%           1995:        4.49%          1995:         0.29%

                                             GROUP II LOANS              6 MONTH LI LOANS                2/28 LOANS
                                             --------------              ----------------                ----------
 NEXT RATE ADJUSTMENT DATE:                      9/96:     0.73%            9/96:       2.50%              12/7:     0.08%
                                                10/96:     4.36%            10/96:     14.95%              1/98:     0.21%
                                                11/96:     4.01%            11/96:     13.75%              2/98:     6.34%
                                                12/96:     2.94%            12/96:     10.09%              3/98:     9.77%
                                                 1/97:     3.89%             1/97:     13.35%               4/98:   11.22%
                                                 2/97:     7.09%             2/97:     24.30%               5/98:   14.18%
                                                 3/97:     6.14%             3/97:     21.06%               6/98:   15.80%
                                                12/97:     0.06%                                            7/98:   18.22%
                                                 1/98:     0.14%                                            8/98:   15.08%
                                                 2/98:     4.38%                                           9/98:     9.09%
                                                 3/98:     6.75%
                                                 4/98:     7.75%
                                                 5/98:     9.80%
                                                  6/98:   10.91%
                                                  7/98:   12.59%
                                                  8/98:   10.41%
                                                 9/98:     6.38%
                                                1/99+:     1.67%

 CREDIT CLASS                                        A:   50.12%                  A:   61.25%                  A:   45.69%
                                                     B:   22.68%                  B:   14.91%                  B:   25.80%
                                                    C:     6.84%                 C:     6.12%                 C:     7.24%
                                               C- ( D):   20.36%            C- ( D):   17.71%            C- ( D):   21.27%

 DAYS DELINQUENT                                 Current: 98.63%              Current: 99.70%              Current: 98.14%
                                           30 - 59 Days:   1.37%        30 - 59 Days:   0.30%        30 - 59 Days:   1.86%





*Approximately 1.5% of the Mortgage Loans are 6 month LIBOR loans with either a three or a five year fixed period and a semi-annual rate adjustments thereafter.


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

SENSITIVITY ANALYSIS

                                               PROJECTED PERFORMANCE
                                        UNDER VARYING PREPAYMENT ASSUMPTIONS




WITHOUT A 10% CLEANUP CALL
- ------------------------------ --------------- -------------- --------------- --------------- --------------- ---------------
% of Prepayment Assumption          50%             75%            100%          125% (1)          150%            175%
Implied Seasoned CPR                10%             15%            20%             25%             30%             35%

Class A-1
Avg. Life (yrs)                     7.71           5.60            4.31            3.47            2.88            2.45
Duration (yrs)                      4.94           3.92            3.22            2.72            2.34            2.04
Window (mths)                       343             304            248             200             175             147
Yield @ 99.97711%                  7.562           7.537          7.511           7.483           7.454           7.424

Class A-2
Avg. Life (yrs)                     8.05           5.72            4.35            3.48            2.88            2.45
Duration (yrs)                      5.58           4.31            3.48            2.90            2.47            2.15
Window (mths)                       347             316            264             215             177             149
Yield @100%                        5.833           5.838          5.841           5.842           5.844           5.844

- ------------------------------ --------------- -------------- --------------- --------------- --------------- ---------------




WITH A 10% CLEANUP CALL
- ------------------------------ --------------- -------------- --------------- --------------- --------------- ---------------

% of Prepayment Assumption          50%             75%            100%          125% (1)          150%            175%
Implied Seasoned CPR                10%             15%            20%             25%             30%             35%

Class A-1
Avg. Life (yrs)                     7.44           5.32            4.03            3.23            2.68            2.28
Duration (yrs)                      4.89           3.85            3.12            2.61            2.23            1.94
Window (mths)                       228             165            124              99              81              68
Yield @ 99.97711%                  7.561           7.535          7.506           7.476           7.445           7.413

Class A-2
Avg. Life (yrs)                     7.64           5.33            4.03            3.23            2.67            2.27
Duration (yrs)                      5.46           4.16            3.32            2.76            2.34            2.03
Window (mths)                       228             165            124              99              81              68
Yield @ 100%                       5.827           5.827          5.827           5.827           5.827           5.827

- ------------------------------ --------------- -------------- --------------- --------------- --------------- ---------------



(1) The Prepayment Assumption assumes a conditional prepayment rate of 4.0% per annum of the then-outstanding principal balance of the mortgage loans in the first month of the life of the mortgage loans and an additional 1.455% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter during the life of the mortgage loans, the 100% Prepayment Assumption assumes a conditional prepayment rate of 20.0% per annum each month. The data above use 125% of the Prepayment Assumption.


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).